                           VAN KAMPEN MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

                                                               AMOUNT OF    % OF
                                      OFFERING     TOTAL        SHARES    OFFERING   % OF FUNDS
SECURITY        PURCHASE/    SIZE OF  PRICE OF   AMOUNT OF    PURCHASED   PURCHASED     TOTAL                     PURCHASED
PURCHASED       TRADE DATE  OFFERING   SHARES     OFFERING      BY FUND    BY FUND      ASSETS      BROKERS         FROM
--------------  ----------  --------  --------  ------------  ----------  ---------  ----------  -------------  ------------
 Georgian                                                                                        Citigroup
Housing and                                                                                      Global
  Finance        11/30/07       --    $ 100.00  $ 60,000,000  $1,000,000     1.67%       0.11%   Markets        Citigroup
 Authority                                                                                       Inc., Bear,
                                                                                                 Stearns &
                                                                                                 Co. Inc.,
                                                                                                 Morgan
                                                                                                 Stanley &
                                                                                                 Co.
                                                                                                 Incorporated,
                                                                                                 Sterne,
                                                                                                 Agee &
                                                                                                 Leach, Inc.
                                                                                                 and
                                                                                                 Wachovia
                                                                                                 Bank,
                                                                                                 National
                                                                                                 Association
The City of                                                                                      Loop
New York 5%                                                                                      Capital        Loop Capital
due 02/01/2026   02/13/08       --    $103.882  $550,000,000  $3,450,000     0.73%       0.40%   Markets,         Markets
                                                                                                 LLC, Bear,
                                                                                                 Stearns &
                                                                                                 Co. Inc.,
                                                                                                 Citi,
                                                                                                 Merrill
                                                                                                 Lynch,
                                                                                                 Morgan
                                                                                                 Stanley,
                                                                                                 Banc of
                                                                                                 America
                                                                                                 Securities
                                                                                                 LLC, M.R.
                                                                                                 Beal &
                                                                                                 Company,
                                                                                                 DEPFA First
                                                                                                 Albany
                                                                                                 Securities
                                                                                                 LLC,
                                                                                                 Goldman,
                                                                                                 Sachs &
                                                                                                 Co., LLC,
                                                                                                 JPMorgan,
                                                                                                 Lehman
                                                                                                 Brothers,
                                                                                                 Prager,
                                                                                                 Sealy &
                                                                                                 Co., LLC,
                                                                                                 Ramirez &
                                                                                                 Co., Inc.,
                                                                                                 RBC Capital
                                                                                                 Markets,
                                                                                                 Slebert
                                                                                                 Brandford
                                                                                                 Shank &
                                                                                                 Co., LLC,
                                                                                                 UBS
                                                                                                 Investment
                                                                                                 Bank,
                                                                                                 Wachovia,
                                                                                                 National
                                                                                                 Association,
                                                                                                 Cabrera
                                                                                                 Capital
                                                                                                 Markets,
                                                                                                 Inc.,
                                                                                                 Commerce
                                                                                                 Capital
                                                                                                 Markets,
                                                                                                 Inc.,
                                                                                                 Jackson
                                                                                                 Securities,
                                                                                                 Janney
                                                                                                 Montgomery
                                                                                                 Scott LLC,
                                                                                                 Raymond
                                                                                                 James &
                                                                                                 Associates,
                                                                                                 Inc.,
                                                                                                 Roosevelt
                                                                                                 Cross
                                                                                                 Incorporated
                                                                                                 and
                                                                                                 Southwest
                                                                                                 Securities,
                                                                                                 Inc.
 District of                                                                                     Bear,
Columbia Water                                                                                   Stearns &      Bear Stearns
  and Sewer      04/10/08       --    $102.532  $290,375,000  $2,350,000     0.81%       0.27%   Co. Inc,
  Authority                               and                                                    Citi, Banc
                                      $101.787                                                   of America
                                                                                                 Securities
                                                                                                 LC, Ferris
                                                                                                 Baker
                                                                                                 Watts,
                                                                                                 Incorporated
                                                                                                 and Siebert
                                                                                                 Brandford
                                                                                                 Shank &
                                                                                                 Co., LLC